SUPPLEMENTAL INFORMATION Q2 2024 August 6, 2024

FORWARD LOOKING STATEMENTS In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec- filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding the Russia-Ukraine war, the Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders. The forward-looking statements included in this presentation are made only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. NON-GAAP FINANCIAL MEASURES (UNAUDITED) To supplement the consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use the following non-GAAP measures, which present operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin. Our presentation of these non-GAAP measures includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Management believes these non-GAAP measures provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends and allow for greater transparency with respect to key metrics used by management in our financial and operational decision making. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP as they may not provide a complete understanding of our performance. These non-GAAP measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. 2 CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

We are First Watch. We’re the leaders of the Daytime Dining category – a segment comprised of culinary-driven concepts operating exclusively during daytime hours. Our performance and successes are achieved during one 7½-hour shift, from 7 a.m. to 2:30 p.m. We serve made-to-order breakfast, brunch and lunch using fresh ingredients, and our culture is built around a simple, people-focused mission: “You First.” Our elevated offering capitalizes on three long-term consumer trends: the growing breakfast daypart, an increasing demand for fresh, healthy food and the heightened importance of on-demand dining. We appeal to a broad mix of customers across generations from Gen Z to Baby Boomers. Since 1983, we have delivered sales and unit growth as a result of our broad brand appeal. At the end of the second quarter, we operated 538 system-wide restaurants in 29 states, and we believe we’re just getting started. G O O D M O R N IN G ! 3

PERFORMANCE & COMMENTARY Q2 2024

6 Q2 2024 HIGHLIGHTS Q2 2024 Highlights: • Total revenues increased 19.5% to $258.6 million in Q2 2024 from $216.3 million in Q2 2023 • System-wide sales increased 10.1% to $299.0 million in Q2 2024 from $271.5 million in Q2 2023 • Same-restaurant sales growth of negative 0.3% and same-restaurant traffic growth of negative 4.0%* • Income from operations margin increased to 6.4% in Q2 2024 from 5.3% in Q2 2023 • Restaurant level operating profit margin** increased to 21.9% in Q2 2024 from 20.9% in Q2 2023 • Net income increased to $8.9 million, or $0.14 per diluted share, in Q2 2024 from $8.0 million, or $0.13 per diluted share, in Q2 2023 • Adjusted EBITDA** increased to $35.3 million in Q2 2024 from $25.8 million in Q2 2023 • Opened 7 system-wide restaurants in 6 states, resulting in a total of 538 system-wide restaurants (459 company-owned and 79 franchise-owned) across 29 states • Acquired 21 operating franchise restaurants * Comparing the thirteen-week periods ended June 30, 2024 and July 2, 2023 in order to compare like-for-like periods. ** See “Non-GAAP Financial Measures” below

“We are pleased with our second quarter results and proud of our teams for delivering exceptional experiences for our customers and employees. Amidst a challenging backdrop, which we view as transitory, we are operating our restaurants at a very high level and with tremendous efficiency, as exemplified by our adjusted EBITDA growth, high customer satisfaction scores, improved employee turnover and accelerated ticket times. Our future growth plans remain as strong as ever, with new restaurants overall and by vintage meeting or exceeding our AUV and capital return targets, and we have more than 130 new sites in the pipeline.” Chris Tomasso, First Watch CEO and President 7

Spring | March 18 – May 26 8 Sautéed Cajun shrimp and andouille sausage cooked Lowcountry-style with chicken stock, house-roasted tomatoes, onions, green bell peppers and scallions atop Bob’s Red Mill Cheddar Parmesan cheese grits. Served with artisan ciabatta toast. Chorizo, red bell pepper and potato hash topped with two cage-free eggs any style, Cheddar and Monterey Jack, spicy ketchup, lime crema drizzle, fresh smashed avocado and scallions. Thick-cut, custard-dipped challah bread griddled and topped with caramelized pineapple, coconut whipped cream, caramel toffee sauce and spiced gingerbread cookie crumbles. Lightly dusted with powdered cinnamon sugar. TROPICAL SUNRISE Mango, pineapple, strawberry and lime. SHRIMP & GRITS HACIENDA HASH HAWAIIAN FRENCH TOAST A TASTE OF Q2

Summer | June 3 – August 11 9 Blistered shishito peppers and smoked, hand-pulled brisket in a potato hash, topped with two cage-free eggs any style, house-roasted summer sweet corn, Cheddar and Monterey Jack, house- pickled red onions, scallions, roasted garlic aioli and Maldon sea salt. Savory, hand-pulled carnitas inside a griddled whole wheat tortilla with cage-free scrambled eggs, Cheddar and Monterey Jack, house-roasted summer sweet corn and scallions. Topped with housemade corn salsa, fresh smashed avocado, house- pickled red onions, scallions and jalapeño crema. Served with a side of seasoned black beans. Thick-cut, custard-dipped challah bread griddled and topped with fresh strawberries, sweetened condensed milk, warm dulce de leche, whipped cream and spiced gingerbread cookie crumbles. Lightly dusted with powdered cinnamon sugar. BLUEBERRY LEMON CORNBREAD Freshly baked cornbread with sweet summer blueberries. Topped with house-whipped lemon butter and lightly dusted with powdered cinnamon sugar. SHISHITO BREAKFAST HASH CARNITAS BREAKFAST QUESADILLA STRAWBERRY TRES LECHES FRENCH TOAST A TASTE OF Q2 + Q3

Based upon second quarter results and current trends, the Company updates the following guidance metrics for the 52-week fiscal year ending December 29, 2024: • Same-restaurant sales growth in a range of negative 2.0%-to-flat with same restaurant traffic growth in the negative mid-single digits • Total of 52-56 new system-wide restaurants, net of 2 company-owned restaurant closures (45 to 48 new company-owned restaurants and 9 to 10 new franchise-owned restaurants) • Blended tax rate of 31.0%-33.0% The Company confirms the following guidance metrics for the 52-week fiscal year ending December 29, 2024: • Total revenue growth in the range of 17.0% to 19.0%(1) • Adjusted EBITDA(2) in the range of $106.0 million to $112.0 million(1) • Capital expenditures in the range of $125.0 million to $135.0 million invested primarily in new restaurant projects and planned remodels(3) 10 OUTLOOK _______________________________________________________________________ 1) Includes net impact of approximately 7% in total revenue and approximately $13.0 million in Adjusted EBITDA associated with completed acquisitions. 2) We have not reconciled guidance for Adjusted EBITDA to the corresponding GAAP financial measure because we do not provide guidance for the various reconciling items. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted due to the fact that these items could vary significantly from period to period. Accordingly, a reconciliation to the corresponding GAAP financial measure is not available without unreasonable effort. 3) Does not include the capital outlays associated with the acquisition of franchise-owned restaurants. UPDATED OUTLOOK FOR FISCAL YEAR 2024

11 The following table summarizes our results of operations and the percentages of items in our Consolidated Statements of Operations in relation to Total revenues or, where indicated, Restaurant sales for fiscal years 2023, 2022, 2021, the thirteen and twenty-six weeks ended June 30, 2024 and the thirteen weeks ended June 25, 2023: CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (1) As a percentage of restaurant sales THIRTEEN WEEKS ENDED THIRTEEN WEEKS ENDED TWENTY-SIX WEEKS ENDED TWENTY-SIX WEEKS ENDED (in thousands) June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 Revenues Restaurant sales 255,457$ 98.8% 212,587$ 98.3% 494,765$ 98.8% 420,555$ 98.3% 877,092$ 98.4% 719,181$ 98.5% 592,343$ 98.5% Franchise revenues 3,104 1.2% 3,713 1.7% 6,245 1.2% 7,151 1.7% 14,459 1.6% 10,981 1.5% 8,850 1.5% Total revenues 258,561 100.0% 216,300 100.0% 501,010 100.0% 427,706 100.0% 891,551 100.0% 730,162 100.0% 601,193 100.0% Operating costs and expenses Restaurant operating expenses (1) (exclusive of depreciation and amortization shown below): Food and beverage costs 55,803 21.8% 47,692 22.4% 107,987 21.8% 94,319 22.4% 197,374 22.5% 172,561 24.0% 134,201 22.7% Labor and other related expenses 83,841 32.8% 70,602 33.2% 163,576 33.1% 139,175 33.1% 294,010 33.5% 238,257 33.1% 189,167 31.9% Other restaurant operating expenses 37,549 14.7% 32,182 15.1% 74,341 15.0% 63,878 15.2% 134,477 15.3% 114,476 15.9% 94,847 16.0% Occupancy expenses 20,490 8.0% 16,461 7.7% 39,658 8.0% 32,395 7.7% 68,400 7.8% 59,919 8.3% 55,433 9.4% Pre-opening expenses 1,828 0.7% 1,252 0.6% 3,395 0.7% 2,288 0.5% 7,173 0.8% 5,414 0.8% 3,310 0.6% General and administrative expenses 27,189 10.5% 25,284 11.7% 54,847 10.9% 47,989 11.2% 103,121 11.6% 84,959 11.6% 70,388 11.7% Depreciation and amortization 14,536 5.6% 9,441 4.4% 26,807 5.4% 18,558 4.3% 41,223 4.6% 34,230 4.7% 32,379 5.4% Impairments and loss on disposal of assets 153 0.1% 299 0.1% 272 0.1% 433 0.1% 1,359 0.2% 920 0.1% 381 0.1% Transaction expenses, net 725 0.3% 1,744 0.8% 1,394 0.3% 1,997 0.5% 3,147 0.4% 2,513 0.3% (1,156) (0.2%) Total operating costs and expenses 242,114 93.6% 204,957 94.8% 472,277 94.3% 401,032 93.8% 850,284 95.4% 713,249 97.7% 578,950 96.3% Income from operations (1) 16,447 6.4% 11,343 5.3% 28,733 5.8% 26,674 6.3% 41,267 4.7% 16,913 2.4% 22,243 3.8% Interest expense (3,381) (1.3%) (2,037) (0.9%) (5,980) (1.2%) (3,944) (0.9%) (8,063) (0.9%) (5,232) (0.7%) (20,099) (3.3%) Other income, net 713 0.3% 685 0.3% 1,039 0.2% 1,179 0.3% 2,871 0.3% 910 0.1% (1,774) (0.3%) Income before income taxes 13,779 5.3% 9,991 4.6% 23,792 4.7% 23,909 5.6% 36,075 4.0% 12,591 1.7% 370 0.1% Income tax expense (4,879) (1.9%) (2,032) (0.9%) (7,678) (1.5%) (6,590) (1.5%) (10,690) (1.2%) (5,684) (0.8%) (2,477) (0.4%) Net income 8,900$ 3.4% 7,959$ 3.7% 16,114$ 3.2% 17,319$ 4.0% 25,385$ 2.8% 6,907$ 0.9% (2,107)$ (0.4%) - Net income (loss) 8,900 7,959 16,114 17,319 25,385 6,907 (2,107) Other comprehensive loss: Unrealized (loss) gain on derivatives (99) (160) 1,139 (160) (889) - - Income tax related to other comprehensive loss 25 - (284) - 222 - - Comprehensive income (loss) 8,826$ 7,799$ 16,969$ 17,159$ 24,718$ 6,907$ (2,107)$ Net income (loss) per common share - basic 0.15$ 0.13$ 0.27$ 0.29$ 0.43$ 0.12$ (0.04)$ Net income (loss) per common share - diluted 0.14$ 0.13$ 0.26$ 0.28$ 0.41$ 0.11$ (0.04)$ Weighted average number of common shares outstanding - basic 60,384,696 59,385,510 60,198,743 59,314,470 59,531,404 59,097,512 48,213,995 Weighted average number of common shares outstanding - diluted 62,464,424 60,944,836 62,507,183 60,770,441 61,191,613 60,140,045 48,213,995 2021 FISCAL YEAR 2023 2022

12 SELECTED OPERATING DATA * Comparing the thirteen and twenty-six-week periods ended June 30, 2024 with the thirteen and twenty-six-week periods ended July 2, 2023 in order to compare like- for-like periods. ** Comparison to the 53 weeks ended January 1, 2023, is provided for enhanced comparability. (1) Average unit volume presented on an annual basis only. (2) Reconciliations from Income from operations and Income from operations margin, the most comparable GAAP measures, to Restaurant level operating profit and Restaurant level operating profit margin, are set forth in the schedules within the Non-GAAP Financial Measures Reconciliations section below. (3) Reconciliations from Net income and Net income margin, the most comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, are set forth in the schedules within the Non-GAAP Financial Measures Reconciliations section below. THIRTEEN WEEKS THIRTEEN WEEKS TWENTY-SIX WEEKS TWENTY-SIX WEEKS June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 2023 2022 2021 Operating weeks 13 13 26 26 53 52 52 System-wide restaurants 538 492 538 492 524 474 435 Company-owned 459 381 459 381 425 366 341 Franchise-owned 79 111 79 111 99 108 94 System-wide sales (in thousands) $298,978 $271,546 $588,558 $536,265 $1,103,089 $914,816 $750,674 Same-restaurant sales growth * (0.3%) 7.8% 0.1% 10.4% 7.6% ** 14.5% 63.0% Same-restaurant traffic growth * (4.0%) (1.2%) (4.2%) 1.9% 0.2% ** 7.7% 52.6% Average Unit Volume (in thousands) (1) $2,250 $2,032 $1,786 Income (loss) from operations (in thousands) $16,447 $11,343 $28,733 $26,674 $41,267 $16,913 $22,243 Income (loss) from operations margin 6.4% 5.3% 5.8% 6.3% 4.7% 2.4% 3.8% Restaurant level operating profit (in thousands) (2) $55,946 $44,398 $105,808 $88,500 $175,658 $128,936 $115,404 Restaurant level operating profit margin (2) 21.9% 20.9% 21.4% 21.0% 20.0% 17.9% 19.5% Net income (in thousands) $8,900 $7,959 $16,114 $17,319 $25,385 $6,907 ($2,107) Net income margin 3.4% 3.7% 3.2% 4.0% 2.8% 0.9% (0.4%) Adjusted EBITDA (in thousands) (3) $35,325 $25,816 $63,915 $53,229 $99,483 $69,278 $66,301 Adjusted EBITDA margin (3) 13.7% 11.9% 12.8% 12.4% 11.2% 9.5% 11.0% FISCAL YEAR

APPENDIX

SYSTEM-WIDE RESTAURANT COUNT BY STATE AS OF 2023 YEAR END ® Our flexible box size of ~3,800–6,600 sq ft with an average net build-out cost of ~$1.6M allows us to fit in any real estate and supports visibility to 2,200 restaurants (1) Representative of our target 3-year new units performance, which is comparable to the historical 3-year performance of our new restaurants. (2) Cash-on-Cash Return is defined as Restaurant Level Operating Profit (excluding gift card breakage and deferred rent expense (income)) in the third year of operation (months 25-36 of operation) for company-owned restaurants divided by their cash build-out expenses, net of landlord incentives. (3) The Internal Rate of Return (IRR) is the annual growth rate that makes the net present value (NPV) of all cash flows from the investment zero. IRR represents the minimum yearly return needed for the investment in a new restaurant location to break even over the lease term. Note: Restaurant counts represent system-wide restaurants. AUV metrics by state is for Company-Owned restaurants only, representing trailing 12 months as of the end of Q4 2023. 14 1 19 10 6 24 3 63 1 1 5 23 123 7 36 20 16 7 5 11 40 1 24 19 5 11 47 31 1 • Demonstrated success of rapid unit growth • 15.1% system-wide unit CAGR from 2014-2023 • 524 locations across the U.S. at the 2023 year end • Proven portability with restaurants in our top decile spanning 10 states and 20 DMAs $2.6M 18-20% ~35% 18%+ Year 3 Avg Sales(1) Year 3 Restaurant-Level Operating Profit (1) Year 3 Cash-On-Cash Returns(1) (2) IRR(3) ATTRACTIVE NEW UNIT ECONOMICS, FLEXIBLE SIZE, WORKS EVERYWHERE FLORIDA 123 $2.2M AUV OHIO 40 $2.2M AUV ARIZONA 31 $2.2M AUV MISSOURI 24 $2.3M AUV TEXAS 63 $2.2M AUV

15 ** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income (Loss) Same-Restaurant Sales & Traffic Growth Pre-opening Expenses** HISTORICAL DATA *Comparing the thirteen and twenty-six-week periods ended June 30, 2024 with the thirteen and twenty-six-week periods ended July 2, 2023 in order to compare like-for-like periods. Q1 Q2 YTD Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Same-Restaurant Sales Growth 0.5% (0.3%)* 0.1%* 12.9% 7.8% 4.8% 5.0% 7.6% 27.2% 13.4% 12.0% 7.7% 14.5% Same-Restaurant Traffic Growth (Decline) (4.5%) (4.0%)* (4.2%)* 5.1% (1.2%) (1.9%) (1.3%) 0.2% 21.9% 8.1% 3.7% (0.6%) 7.7% Comparable Restaurant Base 344 344 344 328 327 327 327 327 305 304 303 301 301 2023 20222024 Q1 Q2 YTD Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Other restaurant operating expenses $ 957 $ 928 $ 1,885 $ 654 $ 643 $ 1,122 $ 1,956 $ 4,375 $ 648 $ 563 $ 813 $ 1,301 $ 3,325 Occupancy expenses 610 900 1,510 382 609 913 894 2,798 337 531 677 544 2,089 Total Pre-opening expenses $ 1,567 $ 1,828 $ 3,395 $ 1,036 $ 1,252 $ 2,035 $ 2,850 $ 7,173 $ 985 $ 1,094 $ 1,490 $ 1,845 $ 5,414 2023 20222024

16 Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management’s performance when determining incentive compensation, (ii) to evaluate the Company’s operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company’s performance to that of its competitors and (iv) to provide investors with additional transparency of the Company’s operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company’s operating performance relative to the Company’s performance based on the Company’s GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company’s ongoing core operating performance. The adjacent table reconciles Net income (loss) and Net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES RECONCILIATIONS Adjusted EBITDA and Adjusted EBITDA margin THIRTEEN WEEKS THIRTEEN WEEKS TWENTY-SIX WEEKS TWENTY-SIX WEEKS (in thousands) June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 2021 Net income (loss) $8,900 $7,959 $16,114 $17,319 $25,385 $6,907 ($2,107) Depreciation and amortization 14,536 9,441 26,807 18,558 41,223 34,230 32,379 Interest expense 3,381 2,037 5,980 3,944 8,063 5,232 20,099 Income taxes 4,879 2,032 7,678 6,590 10,690 5,684 2,477 EBITDA 31,696 21,469 56,579 46,411 85,361 52,053 52,848 Stock-based compensation (2) 2,452 2,125 4,318 3,622 7,604 10,374 8,596 Transaction expenses, net (4) 725 1,744 1,394 1,997 3,147 2,513 (1,156) Strategic costs (1) 161 208 396 513 892 2,318 2,402 Impairments and loss on disposal of assets (6) 153 299 272 433 1,359 920 381 Delaware Voluntary Disclosure Agreement Program (3) 67 45 75 412 1,250 149 - Recruiting and relocation costs (7) 71 80 275 110 465 681 351 Severance costs (8) - - 178 26 26 155 265 Insurance proceeds in connection with natural disasters, net (5) - (154) - (295) (621) 115 - Loss on extinguishment of debt - - 428 - - - 2,403 COVID-19 related charges - - - - - - 211 Adjusted EBITDA $35,325 $25,816 $63,915 $53,229 $99,483 $69,278 $66,301 Total revenues $258,561 $216,300 $501,010 $427,706 $891,551 $730,162 $601,193 Net income (loss) margin 3.4% 3.7% 3.2% 4.0% 2.8% 0.9% (0.4%) Adjusted EBITDA margin 13.7% 11.9% 12.8% 12.4% 11.2% 9.5% 11.0% Additional information Deferred rent expense (9) $406 $330 $749 $914 $2,090 $2,418 ($2,011) FISCAL YEAR 2023 2022 (1) Represents non-cash, stock-based compensation expense which is recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (2) Represents costs incurred in connection with the acquisition of franchise-owned restaurants, expenses related to debt, secondary offering costs and in 2024 an offsetting gain on release of contingent consideration liability. (3) Represents costs related to process improvements and strategic initiatives. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (4) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (5) Represents professional service costs incurred in connection with the Delaware Voluntary Disclosure Agreement Program related to unclaimed or abandoned property. These costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (6) Represents costs incurred for hiring qualified individuals. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (7) Severance costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (8) Represents insurance recoveries, net of costs incurred, in connection with hurricane damage, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income. (9) Represents costs incurred in connection with the economic impact of the COVID-19 pandemic. (10) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income.

17 Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision-making. The adjacent table reconciles Income (Loss) from operations and Income (Loss) from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated. Restaurant level operating profit and Restaurant level operating profit margin NON-GAAP FINANCIAL MEASURES RECONCILIATIONS (1) Represents costs incurred in connection with the acquisition of franchise-owned restaurants, expenses related to debt, secondary offering costs and, in 2024, an offsetting gain on release of contingent consideration liability. (2) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (3) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income. (4) Represents insurance recoveries, net of costs incurred, in connection with hurricane damage, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income. THIRTEEN WEEKS THIRTEEN WEEKS TWENTY-SIX WEEKS TWENTY-SIX WEEKS (in thousands) June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 2023 2022 2021 Income (loss) from operations $16,447 $11,343 $28,733 $26,674 $41,267 $16,913 $22,243 Less: Franchise revenues (3,104) (3,713) (6,245) (7,151) (14,459) (10,981) (8,850) Add: General and administrative expenses 27,189 25,284 54,847 47,989 103,121 84,959 70,388 Depreciation and amortization 14,536 9,441 26,807 18,558 41,223 34,230 32,379 Transaction expenses (income), net (1) 725 1,744 1,394 1,997 3,147 2,513 (1,156) Impairments and loss on disposal of assets (2) 153 299 272 433 1,359 920 381 Costs in connection with natural disasters (3) - - - - - 382 - COVID-19 related charges - - - - - - 19 Restaurant level operating profit $55,946 $44,398 $105,808 $88,500 $175,658 $128,936 $115,404 Restaurant sales $255,457 $212,587 $494,765 $420,555 $877,092 $719,181 $592,343 Income (loss) from operations margin 6.4% 5.3% 5.8% 6.3% 4.7% 2.4% 3.8% Restaurant level operating profit margin 21.9% 20.9% 21.4% 21.0% 20.0% 17.9% 19.5% Additional information Deferred rent expense (income) (4) $357 $280 $650 $814 $1,891 $2,219 ($2,075) FISCAL YEAR

18 The following definitions apply to these terms as used in this presentation: Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the comparable restaurant base, which we define as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”). For the second quarter of 2024, this operating metric compares the thirteen and twenty-six-week periods ended June 30, 2024 with the thirteen and twenty-six-week periods ended July 2, 2023, versus the thirteen and twenty-six-week periods ended June 25, 2023, in order to compare like-for-like periods. For the thirteen and twenty-six weeks ended June 30, 2024 and July 2, 2023, there were 344 restaurants and 327 restaurants, respectively, in our Comparable Restaurant Base. Measuring our same- restaurant sales growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors to provide a consistent comparison of restaurant sales results and trends across periods within our core, established restaurant base, unaffected by results of store openings, closings, and other transitional changes. Same-restaurant traffic growth: the percentage change in traffic counts for the thirteen and twenty-six week periods ended June 30, 2024 as compared to the thirteen and twenty-six-week periods ended July 2, 2023 using the Comparable Restaurant Base, in order to compare like-for- like periods. Measuring our same-restaurant traffic growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors because an increase in same-restaurant traffic provides an indicator as to the development of our brand and the effectiveness of our marketing strategy. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company-owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise- owned restaurants as revenue. DEFINITIONS

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